EXHIBIT A TO
                INVESTMENT ADVISORY AGREEMENT DATED APRIL 1, 2005
           BETWEEN SCOUT INVESTMENT ADVISORS, INC. AND UMB SCOUT FUNDS

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                          SERIES NAME                EFFECTIVE DATE
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UMB Scout Stock Fund                           April 1, 2005
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UMB Scout Growth Fund                          April 1, 2005
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UMB Scout Small-Cap Fund                       April 1, 2005
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UMB Scout International Fund                   April 12, 2005
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UMB Scout Bond Fund                            April 1, 2005
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UMB Scout Money Market Fund-Federal Portfolio  April 1, 2005
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UMB Scout Money Market Fund - Prime Portfolio  April 1, 2005
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UMB Scout Tax-Free Money Market Fund           April 1, 2005
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UMB Scout Mid Cap Fund                         October 28, 2006
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UMB Scout International Discovery Fund         December 31, 2007
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IN WITNESS WHEREOF, the parties hereto have caused this Exhibit A to be amended and restated effective as of the 31st day of December 2007.

SCOUT INVESTMENT ADVISORS, INC.               UMB SCOUT FUNDS, ON BEHALF OF THE
                                              SERIES LISTED ON THIS EXHIBIT A

By:     /S/ C. WARREN GREEN                    By:   /S/ GARY W. DICENZO
        ----------------------                       -------------------

Title:   CHIEF FINANCIAL OFFICER               Title: PRESIDENT
         -----------------------                      ---------



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                                  EXHIBIT B TO
                INVESTMENT ADVISORY AGREEMENT DATED APRIL 1, 2005
           BETWEEN SCOUT INVESTMENT ADVISORS, INC. AND UMB SCOUT FUNDS

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      FUND                                          ADVISORY FEE
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UMB Scout Stock Fund                      0.60% for the first $1 billion of
                                          annual average daily net assets
                                          0.575% for annual average daily net
                                          assets over $1 billion
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UMB Scout Growth Fund                     0.60% for the first $1 billion of
                                          annual average daily net assets
                                          0.575% for annual average daily net
                                          assets over $1 billion
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UMB Scout Small Cap Fund                  0.75% for the first $1 billion of
                                          annual average daily net assets
                                          0.65% for annual average daily net
                                          assets over $1 billion
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UMB Scout International Fund              0.80% for the first $1 billion of
                                          annual average daily net assets
                                          0.70% for annual average daily net
                                          assets over $1 billion
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UMB Scout Bond Fund                       0.57% for the first $1 billion of
                                          annual average daily net assets
                                          0.52% for annual average daily net
                                          assets over $1 billion
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UMB Scout Money Market Fund - Federal     0.30% of annual average daily net
Portfolio                                 assets
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UMB Scout Money Market Fund - Prime       0.34% of annual average daily net
Portfolio                                 assets
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UMB Scout Tax-Free Money Market Fund      0.30% of annual average daily net
                                          assets
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UMB Scout Mid Cap Fund                    0.80% for the first $1 billion of
                                          annual average daily net assets
                                          0.70% for annual average daily net
                                          assets over $1 billion
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UMB Scout International Discovery Fund    0.95% for the first $1 billion of
                                          annual average daily net assets
                                          0.85% for annual average daily net
                                          assets over $1 billion
----------------------------------------- --------------------------------------



IN WITNESS WHEREOF, the parties hereto have caused this Exhibit B to be amended and restated effective as of the 31st day of December 2007.

SCOUT INVESTMENT ADVISORS, INC.              UMB SCOUT FUNDS, ON BEHALF OF THE
                                             SERIES LISTED ON THIS EXHIBIT A

By:    /S/ C. WARREN GREEN                   By:   /S/ GARY W. DICENZO
       -------------------                         -------------------

Title: CHIEF FINANCIAL OFFICER               Title: PRESIDENT
       -----------------------                      ---------